UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 4, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Moody’s Investor Services, one of the world’s major rating services, has assigned investment grade issuer and debt ratings for CVPS, an important step as the company prepares for Vermont’s energy future.  The company has been focused on improving its credit metrics and ratings, which have been rated at below investment grade by Standard and Poor’s for several years, so these ratings signal an improved view of the company.

These ratings are critical to the company as we prepare to make significant investments in capital projects in the next few years, aimed at continually improving service quality and reliability, and as we sign new power supply contracts.  The ratings should allow CVPS to borrow capital at lower rates than we could otherwise expect to receive, and will reduce or eliminate the need to put up collateral in many power purchase and power sales contracts.  In some cases, power contract counterparties will not do business with a non-investment grade credit, so this expands our options as we look to secure new power supply in the future.  Ultimately, these improved ratings will mean savings for customers.

President Bob Young welcomed the news, saying it capped several years of work to improve the company’s credit, and praised regulators for their efforts as well.  “Moody’s clearly sees that we are working well with the Department of Public Service and Public Service Board on behalf of our customers, which along with the credit measures is a critical issue for ratings agencies,” Young said.  “Vermont’s regulators have been very helpful as we’ve worked to address our credit issues, on customers’ behalf.”

Moody’s news release is provided below.  On December 4, 2009 Moody's Investor Services assigned a Baa3 Issuer Rating for Central Vermont Public Service Corporation ("CVPS") and also assigned a Baa1 senior secured rating to the Company's currently outstanding first mortgage bonds, which were previously unrated by Moody's.  At the same time, Moody's affirmed CVPS' current Ba2 preferred stock rating and the Company's current stable rating outlook.  Moody's report is provided below.

Rating Action:  Moody’s assigns Baa3 Issuer Rating for Central Vermont Public Service Corp.

Global Credit Research – 04 Dec 2009

Approximately $177 million of securities affected

New York, December 04, 2009 – Moody’s Investors Service assigned a Baa3 Issuer Rating for Central Vermont Public Service Corporation (CVPS) and also assigned a Baa1 senior secured rating to the company’s currently outstanding first mortgage bonds, which were previously unrated by Moody’s.  At the same time, Moody’s affirmed CVPS’ current Ba2 preferred stock rating and the company’s current stable rating outlook.

The rating actions take into account CVPS’s primarily regulated business and operating risks; the adequacy of the utility’s power supply portfolio; and the strength of its financial profile, including liquidity supported by a committed multi-year revolver.  The rating also reflects the degree of regulatory support provided by the Vermont Public Service Board (VPSB).  “We have observed an improving trend in the regulatory relationships between the Vermont Department of Public Service, the VPSB and CVPS in recent years,” said Moody’s Vice President and Senior Analyst, Kevin Rose.  “This is most notable through a three-year Alternative Regulation Plan (ARP) approved in 2008, which improves the certainty and timeliness of the company’s cost recovery,” Rose added.

CVPS has had a relatively strong financial profile over the 2006 – 2008 period, with CFO pre-w/c to interest and debt metrics averaging around 4.0x and 20%, respectively.  Although the company’s financial profile is expected to decline somewhat, given the assumed debt financing for a portion of its significantly higher capital expenditure program over the next five years, key metrics should still remain within the Baa-rating category, according to the Regulated Electric and Gas Utilities Rating Methodology published in August 2009.

Key credit issues going forward include the ongoing efforts in the state to extend the operating license for the Vermont Yankee (VY) nuclear power plant and the need for CVPS to extend and/or replace the significant power supply contracts it has in place with the current owners of VY and Hydro Quebec (i.e., CVPS currently derives nearly 74% of its power needs from these two sources).  Moreover, we consider the ARP approach to ratemaking to be credit positive to date, so extension of this approach in a similarly supportive form beyond 2011 (the current expiration of the existing ARP period) will also have a bearing on the future credit quality of CVPS.

Ratings assigned include:

Issuer Rating at Baa3

8.91% Series JJ First Mortgage Bonds due 12/15/2031 at Baa1

6.9% Series OO First Mortgage Bonds due 12/15/2023 at Baa1

5.0% Series SS First Mortgage Bonds due 6/15/2011 at Baa1

5.72% Series TT First Mortgage Bonds due 6/15/2019 at Baa1

6.83% Series UU First Mortgage Bonds due 5/15/2028 at Baa1

Ratings affirmed include:

Preferred Stock at Ba2

The principal methodology used in rating CVPS was Moody’s Regulated Electric and Gas Utilities published in August 2009 and available on www.moodys.com in the Rating Methodologies sub-directory under the Research and Ratings tab.  Other methodologies and factors that may have been considered in the process of rating this issuer can also be found in the Rating Methodologies sub-directory on Moody’s website.

The last rating action for CVPS was October 26, 2001 when Moody’s upgraded the company’s preferred stock rating to Ba2 from Ba3 with a stable rating outlook.

Central Vermont Public Service Corporation is Vermont’s largest vertically integrated electric utility, serving to approximately 159,000 customers.  The company is headquartered in Rutland, Vermont.

New York
Kevin G. Rose
Vice President – Senior Analyst
Infrastructure Finance Group
Moody’s Investors Service
JOURNALISTS:  212-553-0376
SUBSCRIBERS:  212-553-1653

New York
William L. Hess
Managing Director
Infrastructure Finance Group
Moody’s Investors Service
JOURNALISTS:  212-553-0376
SUBSCRIBERS:  212-553-1653

CREDIT RATINGS ARE MIS’S CURRENT OPINIONS OF THE RELATIVE FUTURE CREDIT RISK OF ENTITIES, CREDIT COMMITMENTS, OR DEBT OR DEBT-LIKE SECURITIES.  MIS DEFINES CREDIT RISK AS THE RISK THAT AN ENTITY MAY NOT MEET ITS CONTRACTUAL, FINANCIAL OBLIGATIONS AS THEY COME DUE AND ANY ESTIMATED FINANCIAL LOSS IN THE EVENT OF DEFAULT.  CREDIT RATING DO NOT ADDRESS ANY OTHER RISK, INCLUDING BUT NOT LIMITED TO:  LIQUIDITY RISK, MARKET VALUE RISK OR PRICE VOLATILITY.  CREDIT RATINGS ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT.  CREDIT RATINGS DO NOT CONSTITUTE INVESTMENT OR FINANCIAL ADVICE, AND CREDIT RATINGS ARE NOT RECOMMENDATIONS TO PURCHASE, SELL OR HOLD PARTICULAR SECURITIES.  CREDIT RATINGS DO NOT COMMENT ON THE SUITABILITY OF AN INVESTMENT FOR ANY PARTICULAR INVESTOR.  MIS ISSUES ITS CREDIT RATINGS WITH THE EXPECTATION AND UNDERSTANDING THAT EACH INVESTOR WILL MAKE ITS OWN STUDY AND EVALUATION OF EACH SECURITY THAT IS UNDER CONSIDERATION FOR PURCHASE, HOLDING, OR SALE.

Copyright 2009.  Moody’s Investors Service, Inc. and/or its licensors including Moody’s Assurance Company, Inc. (together, “MOODY’S”).  All rights reserved.

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MOODY’S hereby discloses that most issuers of debt securities (including corporate and municipal bonds, debentures, notes and commercial paper) and preferred stock rated by MOODY’S have, prior to assignment of any rating, agreed to pay to MOODY’S for appraisal and rating services rendered by it fees ranging from $1,500 to approximately $2,400,000.  Moody’s Corporation (MCO) and its wholly-owned credit rating agency subsidiary, Moody’s Investors Service (MIS), also maintain policies and procedures to address the independence of MIS’s ratings and rating processes.  Information regarding certain affiliations that may exist between directors of MCO and rated entities, and between entities who hold ratings from MIS and have also publicly reported to the SEC an ownership interest in MCO of more than 5%, is posted annually on Moody’s website at www.moodys.com under the heading “Shareholder Relations – Corporate Governance – Director and Shareholder Affiliation Policy.”

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Senior Vice President, Chief Financial Officer, and Treasurer

December 9, 2009